UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 15, 2001
Date of Report (Date of earliest event reported)

Commission File No. 0-230 17

CHOICETEL COMMUNICATIONS, INC.
(Name of small business issuer in its charter)

Minnesota	41-1649949
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15500 Wayzata Blvd.  #1029, Wayzata, Minn.  55391
(Address of principal executive offices)

Issuer’s telephone number:     (952) 249-1802

ITEM 5.    OTHER EVENT

             Choicetel Communications, Inc. announces the NASDAQ has notified the Company that its common stock has failed to maintain the required $1,000,000 minimum market value of public float over the last 30 days.  The Company has until November 12, 2001 to regain compliance.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

             Filed herewith is the following exhibit:

99         Press release dated August 15, 2001.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHOICETEL COMMUNICATIONS, INC.

By : /s/ Jack S. Kohler

Date: August 28, 2001	Jack S. Kohler
Vice President and Chief Financial Officer